Exhibit 10.5

SUBSCRIPTION AGREEMENT

(Grant of Series F Shares)

SUBSCRIPTION AGREEMENT, dated as of [                ], 2005 (the “Agreement”), between Insight Communications Company, Inc., a Delaware corporation (the “Company”), and the participant whose name appears on the signature page hereof (the “Participant”).  (Capitalized terms used in this Agreement and not defined herein shall have the meaning ascribed to such terms in the Insight Communications Company, Inc. 2005 Stock Incentive Plan (the “Plan”)).

W I T N E S S E T H:

WHEREAS, the Board has approved the grant to the Participant of the aggregate number of shares (the “Shares”) of Series F non-voting common stock, par value $0.01 per share (the “Series F Shares”), of the Company set forth on the signature page hereof, on the terms and conditions set forth herein and in the Plan, and the Participant and the Company desire to enter into this Agreement to evidence and confirm the grant of such Shares; and

WHEREAS, the Board has adopted the Plan in order to effect such grants.

NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

1.                                       Grant of Series F Shares.  Subject to the terms and conditions of this Agreement, the Securityholders Agreement and the Plan, and subject to (i) the Participant becoming a party to the Securityholders Agreement by executing and delivering to the Company a joinder agreement in the form of Schedule A to the Securityholders Agreement if the Participant is not already a party to such agreement and (ii) the Participant’s delivery to the Company of duly executed and undated instruments of transfer or assignment in blank, to be used by the Company only for transfers required or permitted by the Plan, this Agreement or the Securityholders Agreement, the Company hereby evidences and confirms its grant to the Participant of the aggregate number of Series F Shares set forth on the signature page hereof.  Upon grant, one or more stock certificates registered in the Participant’s name and representing the Shares, which certificates shall bear the legends set forth in Section 7(b), will be delivered on behalf of the Participant to the Secretary of the Company, to be held in custody until the later of the date (i) they become Vested Shares (as defined in Section 3) and (ii) the Participant requests such instrument from the Company.

2.                                       Plan.  The Shares granted hereunder are being issued pursuant to and in accordance with the Plan and, as such, are subject in all respects to the Plan, all of the terms of which are made a part of and incorporated into this Agreement.  In the event of any conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

3.                                       Vesting.  Subject to the continued employment(1) of the Participant by the Company or any Subsidiary thereof, the Series F Shares granted hereunder shall generally vest in five equal annual installments beginning on the first anniversary of the Grant Date specified on the signature page hereof and continuing on each anniversary of such date until fully vested.(2)  Shares that are vested are referred to herein as “Vested Shares”.  The Shares shall be subject to forfeiture prior to becoming Vested Shares as provided herein and in the Plan.

4.                                       Rights and Restrictions

(a)                                  Transfer Restrictions.  The Participant shall not sell, transfer, pledge, encumber or otherwise dispose of, whether directly or indirectly (by merger or sale of equity in any direct or indirect holding company or otherwise), and whether voluntarily or by operation of law (“Transfer”), any Series F Shares to any Person other than the Company, except as provided in the Plan and except for Transfers of Vested Shares permitted under the Securityholders Agreement.

(b)                                 Voting Rights.  The Participant shall have no voting rights except as set forth in the Charter or as may be required under the General Corporation Law of the State of Delaware.  The Participant, by becoming a party to the Securityholders Agreement, shall grant an irrevocable proxy to vote the Participant’s Shares pursuant to section 11 thereof.

(c)                                  Other Rights and Obligations.  The Participant shall be entitled to the rights and subject to the obligations created under the Plan and the Securityholders Agreement, each to the extent set forth therein.

(1)          For directors, all references to employment in this agreement will be changed to “continued service as a director of the Company”.

(2)          For SRK:  All of the Series F Shares are immediately vested.

For MSW:  Subject to the continued employment of Participant by the Company or any subsidiary thereof, (i) 10% of the Series F Shares are immediately vested, (ii) 80% of any such Series F Shares shall vest in four equal annual installments beginning on the first anniversary of Grant Date specified on the signature page hereof and continuing on each anniversary thereof until the fourth anniversary thereof, and (iii) the remaining 10% of any such Series F Shares shall vest on the fifth anniversary of such Grant Date.

5.                                       Termination of Services.  Notwithstanding anything contained in this Agreement, the Plan or the Securityholders Agreement to the contrary, if the Participant’s employment with the Company is terminated for any reason, the Series F Shares granted to the Participant hereunder shall be treated as set forth in this Section 5.

(a)                                  Due to Death or Disability.  If the Participant’s employment with the Company and its Subsidiaries is terminated by reason of the Participant’s death or by the Company for Disability, all unvested Series F Shares then held by the Participant shall vest and the Participant shall be entitled to retain all Series F Shares then held by the Participant (after taking into account this paragraph), subject to the terms and conditions of the Plan and the Securityholders Agreement.

(b)                                 For Any Other Reason.  If the Participant’s employment with the Company and its Subsidiaries is terminated for any reason other than death or Disability, (A) all Vested Shares then held by the Participant shall remain outstanding and shall remain subject to the terms and conditions of the Plan and the Securityholders Agreement and (B) all Series F Shares then held by the Participant that are not Vested Shares shall be immediately forfeited without payment therefor.(3)

(c)                                  Repurchase Right.(4)  Upon any termination of the Participant’s employment with the Company and its Subsidiaries prior to a Qualified IPO or a Sale of the Company, the Company shall have the right to repurchase and the Participant shall have the obligation to sell all or any portion of the Shares that remain outstanding and have not been forfeited or canceled as a result of such termination or otherwise for a cash payment equal to the Fair Market Value (as defined in the Plan) of the Shares as of the date of such termination.  The Company shall have 180 days from the date of such termination of the Participant’s employment during which to give notice in writing to the Participant (or, in the event of the Participant’s death, the Participant’s estate) of its election to exercise the Company purchase option, in whole or in part, including the number of Shares that it is electing to purchase.  The closing of any purchase of Shares pursuant to this Section 5(c) shall take place at the principal office of the Company on the tenth business day following the receipt by the Participant (or the Participant’s estate) of

(3)          For MSW add:  , provided that if the Participant’s employment is terminated by the Company without Cause or by Participant for Good Reason (as defined in the employment agreement between Participant and the Company), Participant’s unvested Series F Shares shall vest in an amount equal to the excess, if any, of 50% of the Series F Shares granted to the Participant (vested and unvested), over the number of such Series F Shares that are then vested.

(4)          Will not apply to SRK, MSW or Eligible Directors.

written notice of the Company of its exercise of the Company’s purchase option pursuant to this Section 5(c).  At the closing, (i) the Company shall pay to the Participant (or the Participant’s estate) an amount equal to the purchase price and (ii) the Participant (or the Participant’s estate) shall deliver to the Company such certificates or other instruments with respect to the Shares so purchased, appropriately endorsed by the Participant (or the Participant’s estate), as the Company may reasonably require.

(d)                                 Application of the Purchase Price to Certain Loans.  The Participant agrees that the Company shall be entitled to apply, or to direct the application of, any amounts to be paid by the Company to purchase Shares pursuant to Section 5(c) to discharge any indebtedness of the Participant to, or guaranteed by, the Company or any of its Subsidiaries.

6.                                       Sale of the Company.  Subject to the continued employment of the Participant with the Company or any Subsidiary, upon a Sale of the Company, the Series F Shares shall be treated as set forth in Article IX of the Plan.

7.                                       Participant’s Representations, Warranties, Covenants and Agreements.

(a)                                  Investment Intention.  The Participant represents and warrants that the Participant is acquiring the Series F Shares solely for the Participant’s own account for investment and not with a view to or for sale in connection with any distribution thereof.  The Participant agrees that the Participant will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Series F Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Series F Shares), except in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder, and in compliance with applicable state and foreign securities or “blue sky” laws.  The Participant further understands, acknowledges and agrees that none of the Series F Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of (i) unless (A) such disposition is pursuant to an effective registration statement under the Securities Act, (B) the Participant shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such disposition is exempt from the provisions of section 5 of the Securities Act, (C) a no-action letter from the Commission, reasonably satisfactory to the Company, shall have been obtained with respect to such disposition, or (D) following a Qualified IPO, in an exempt transaction under Rule 144, (ii) unless such disposition is pursuant to registration under any applicable state and foreign securities laws or an exemption therefrom and (iii) unless the applicable provisions of the Plan, this Agreement and the Securityholders Agreement shall have been complied with or have expired.

(b)                                 Legends.  The Grantee acknowledges that any certificate evidencing the Series F Shares granted pursuant to this Agreement shall bear the following legends:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT.  THE COMMON STOCK MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, (II) IN COMPLIANCE WITH RULE 144 OR (III) OTHERWISE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT.  THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE SECURITYHOLDERS AGREEMENT, DATED AS OF DECEMBER 16, 2005, AMONG INSIGHT COMMUNICATIONS COMPANY, INC. (THE “COMPANY”), AND THE OTHER PARTIES THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO (A) THE TRANSFER AND OTHER PROVISIONS OF A SUBSCRIPTION AGREEMENT, DATED AS OF [      , 2005]; AND (B) THE PROVISIONS OF THE INSIGHT COMMUNICATIONS COMPANY, INC. 2005 STOCK INCENTIVE PLAN (THE “INCENTIVE PLAN”) AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT AND THE INCENTIVE PLAN, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE ISSUER.  NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE ISSUER, AND SUCH TRANSFER SHALL BE VOIDABLE, UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH PLAN AND AGREEMENTS.”

(c)                                  Securities Law Matters.  The Participant acknowledges receipt of advice from the Company that (i) the Series F Shares have not been registered under the Securities Act or any state or foreign securities or “blue sky” laws, (ii) it is not anticipated that there will be any public market for the Series F Shares, (iii) the Series F Shares must be held indefinitely and the Participant must continue to bear the economic risk of the investment in the Series F Shares unless the Series F Shares are subsequently registered under the Securities Act and such state or foreign laws or an exemption from registration is available, (iv) Rule 144 promulgated under the Securities Act (“Rule 144”) is not presently available with respect to sales of securities of the Company and the

Company has made no covenant to make Rule 144 available, (v) when and if the Series F Shares may be disposed of without registration in reliance upon Rule 144, such disposition can generally be made only in limited amounts in accordance with the terms and conditions of such rule, (vi) the Company does not plan to file reports with the Commission or make information concerning the Company publicly available unless required to do so by law or agreement, (vii) if the exemption afforded by Rule 144 is not available, sales of the Series F Shares may be difficult to effect because of the absence of public information concerning the Company, (viii) restrictive legends in the form heretofore set forth shall be placed on the certificates representing the Series F Shares and (ix) a notation shall be made in the appropriate records of the Company indicating that the Series F Shares are subject to restrictions on transfer set forth in this Agreement (including, but not limited to, the Securityholders Agreement as incorporated by reference herein) and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Series F Shares.

(d)                                 Compliance with Rule 144.  If any of the Series F Shares are to be disposed of in accordance with Rule 144, the Participant shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

(e)                                  Investor Status.  The Participant represents and warrants that, as of the date hereof, the Participant is an officer, employee or director of the Company or a Subsidiary.

(f)                                    Restrictions on Sale upon Public Offering.  The Participant agrees that, in the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any Series F Shares, the Participant will not effect any public sale (including a sale under Rule 144) or distribution of any Series F Shares (other than as part of such underwritten public offering) during the 20 days prior to and the 180 days after the effective date of such registration statement.

(g)                                 Section 83(b) Election.  The Participant agrees that, within 20 days after the issuance of the Shares to the Participant, the Participant shall make an election pursuant to section 83(b) of the Code, with respect to the Series F Shares issued under this Agreement, and acknowledges that the Participant will be solely responsible for any and all tax liabilities payable by the Participant in connection with the Participant’s purchase and receipt of the Series F Shares or attributable to the Participant’s failing to make such an election.

8.                                       Representations and Warranties of the Company.  The Company represents and warrants to the Participant that (a) the Company has been duly organized and is an existing limited liability company in good standing under the laws of the State of Delaware, (b) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, and (c) the Series F Shares, when issued, delivered and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

9.                                       Miscellaneous.

(a)                                  Binding Effect; Benefits; Assignability.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors, heirs, executors and assigns.  Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors, heirs, executors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Participant without the prior written consent of the other party; provided that the Company shall have the right to assign any and all rights under Section 5(c).

(b)                                 Amendment.  This Agreement may be amended, modified or supplemented only by a written instrument executed by the Participant and the Company.

(c)                                  Entire Agreement.  This Agreement, the Securityholders Agreement , the Charter and any employment agreement which the Participant has entered into with the Company constitute the entire agreement between the Participant and the Company with respect to the subject matter hereof, and supersede all undertakings and agreements, whether oral or in writing, previously entered into by the parties with respect thereto.

(d)                                 Tax Withholding.  Whenever any cash or other payment is to be made hereunder or with respect to the Shares, the Company or any Subsidiary shall have the power to withhold an amount (in cash or in Common Shares otherwise deliverable to Participant upon vesting) sufficient to satisfy federal, state, and local withholding tax requirements relating to such transaction and the Company or such Subsidiary may defer the payment of cash or other payment until such requirements are satisfied.

(e)                                  No Right to Continued Employment.  Nothing in the Plan or this Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate the Participant’s employment at any time, or confer upon the Participant any right to continue in the employ of the Company or any of its Subsidiaries.

(f)                                    Section and Other Headings, etc.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(g)                                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.  The parties hereto agree to accept a signed facsimile copy of this Agreement as a fully binding original.

(h)                                 Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE APPLICATION OF RULES OF CONFLICT OF LAW THAT WOULD APPLY THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

---Signature page follows---

IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the date first above written.

INSIGHT COMMUNICATIONS COMPANY

By:
Name:
Title:

PARTICIPANT

By:
Name: «Name»

Address of the Participant:

«Address»

Number of Series F Shares Granted	«Shares»

Grant Date	December 16, 2005